UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2009 (Date of earliest event reported)
Callidus Software Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50463 (Commission File Number)	77-0438629 (IRS Employer Identification Number)

160 West Santa Clara Street, Suite 1500, San Jose, CA (Address of principal executive offices)		95113 (Zip Code)
(408) 808-6400 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 30, 2009, Callidus Software Inc. issued a press release announcing its financial results of and for the quarter ended March 31, 2009. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into Callidus Software Inc.'s filings with the SEC under the Securities Act of 1933 and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Callidus Software Inc. dated April 30, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2009	CALLIDUS SOFTWARE INC. By: /s/ Ronald J. Fior Ronald J. Fior Senior Vice President, Finance and Operations and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Callidus Software Inc. dated April 30, 2009